SUBSEQUENT EVENTS	12 Months Ended
Aug. 31, 2020
Disclosure Of Nonadjusting Events After Reporting Period Abstract
SUBSEQUENT EVENTS [Text Block]

19. SUBSEQUENT EVENTS

  On September 4, 2020 the Company announced it had entered into an equity agreement ("ATM") with BMO Capital Markets.  Under the sales agreement the Company may sell its common shares from time to time for up to $12 million in aggregate sales proceeds in "at the market" transactions. At the conclusion of the trading day on November 24th the Company had sold 4,617,177 common shares at an average price of $2.16 for gross proceeds of $10 million pursuant to the ATM.

  On October 15, 2020 the Company announced it had closed a non-brokered private placement with HCI.  An aggregate of 1,146,790 shares were issued for US$2.18 per share resulting in gross proceeds of $2.5 million to the Company.  Closing the private placement allowed the HCI to maintain a greater than 31% interest in the Company.